UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): February 2, 2007

                               CELGENE CORPORATION
                               -------------------
             (Exact name of registrant as specified in its charter)


               Delaware                                  0-16132                                22-2711928
---------------------------------------          ------------------------          --------------------------------
    (State or other jurisdiction of              (Commission File Number)          (IRS Employer Identification No.)
            incorporation)


        86 Morris Avenue, Summit, New Jersey                                     07901
------------------------------------------------------              ----------------------------
     (Address of principal executive offices)                                  (Zip Code)

       Registrant's telephone number, including area code: (908) 673-9000
     ----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.


(e) On February 2, 2007 the Management Compensation and Development Committee of the Board of Directors, or the Compensation Committee, of Celgene Corporation, or the Company, approved a resolution to establish the performance measures for the 2007 - 2009 Long Term Incentive Plan, or LTIP, and the 2007 goals under the Management Incentive Plan, or MIP.

      In 2003, the Company established the LTIP program under its 1998 Stock Incentive Plan, which is a long-term program designed to provide key officers and executives with specified incentive opportunities contingent upon achievement of pre-established corporate performance objectives and continued employment. The goals of the program are to create focus on key long-term objectives over time while creating a retention vehicle to ensure management continuity in key functional areas. The 2007 - 2009 LTIP, or the 2007 Cycle, began on January 1, 2007 and will end on December 31, 2009. Performance measures for the 2007 Cycle are based on the following components: 25% on earnings per share, 25% on net income and 50% on revenue. For the 2007 cycle, performance awards will be expressed as a percentage of base salary. Although the Compensation Committee reserves the right at the time of payment to pay these awards in the form of cash or shares, it is anticipated that they will be payable in cash. It is anticipated that named executive officers will participate in this plan.

      The MIP is designed to provide a variable cash compensation component for executives and employees who achieve annual corporate, business unit and individual goals. Employee goals are set annually based upon corporate-wide objectives to focus and motivate employees to achieve key business targets and to create employee ownership. Executive goals are based exclusively on achievement of key performance measures and for 2007 are based on the following components: 25% on earnings per share; 25% on revenue; and, 10% on each of specific milestones related to the clinical advancement of REVLIMID(R), further clinical development of the Company's product candidates, research and development findings, further regulatory advancement of REVLIMID(R) and specific milestones related to further international and corporate developments. It is anticipated that named executive officers will participate in this plan.



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CELGENE CORPORATION



Date:  February 7, 2007                     By:   /s/ David W. Gryska
----------------------                      -------------------------
                                            Name: David W. Gryska
                                            Title: Chief Financial Officer